EXHIBIT 10.8
                                                                    ------------

                                 LOAN AGREEMENT

                            Dated as of June 1, 1999


                                 by and between


                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

                                       and


                             ABLE LABORATORIES, INC.

              Relating to New Jersey Economic Development Authority

                 $1,700,000 Industrial Development Revenue Bonds
                 (Able Laboratories, Inc. Project) Series 1999A

                                       and

                  $300,000 Industrial Development Revenue Bonds
            (Able Laboratories, Inc. Project) Series 1999B (Taxable)



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                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
ARTICLE I - DEFINITIONS.......................................................4
         Section 1.01.  Definitions...........................................4
         Section 1.02.  Content of Certificates and Opinions..................4
         Section 1.03.  Interpretation........................................4
ARTICLE II - THE LOAN; USE OF PROCEEDS........................................6
         Section 2.01.  Loan of Funds to the Borrower.........................6
         Section 2.02.  Use of Proceeds.......................................6
         Section 2.03.  Excess Proceeds.......................................6
         Section 2.04.  Covenants for Benefit of Bondholders..................6
ARTICLE III - PAYMENT PROVISIONS..............................................7
         Section 3.01.  Loan Payments.........................................7
         Section 3.02.  Restoration of Debt Service Reserve Fund; Payments
                        into Operating Expense Reserve Fund and Capital
                          and Maintenance Fund................................7
         Section 3.03.  Time of Loan Payments.................................8
         Section 3.04.  Additional Payments; Taxes............................8
         Section 3.05.  Acceleration of Payment to Redeem Bonds..............10
         Section 3.06.  No Defense or Set-Off................................10
         Section 3.07.  Termination Upon Payment or Defeasance of Bonds......10
         Section 3.08.  Assignment of Authority's Rights.....................10
         Section 3.09.  Assignment by Borrower...............................11
         Section 3.10.  Indemnity Against Claims.............................11
         Section 3.11.  Authority is Conduit Issuer; Borrower is Real Party
                          in Interest........................................13
         Section 3.12.  Operating Account....................................13
ARTICLE IV - BORROWER OBLIGATIONS............................................16
         Section 4.01.  General Obligation of the Borrower...................16
         Section 4.02.  [Reserved]...........................................16
         Section 4.03.  Maintenance and Operation of the Project.............16
         Section 4.04.  Maintenance of Existence.............................17
         Section 4.05.  Compliance with Laws.................................17
         Section 4.06.  Notice of Bankruptcy Case Commencement...............17
         Section 4.07.  Project Users........................................18
ARTICLE V - THE PROJECT......................................................19
         Section 5.01.  Acquisition, Construction and Installation of the
                          Project............................................19
         Section 5.02.  Plans and Specifications.............................19
         Section 5.03.  Issuance of the Bonds; Application of Proceeds.......19
         Section 5.04.  Disbursements from the Project Fund..................19
         Section 5.05.  Borrower Required to Pay Costs in Event Project Fund
                          Insufficient.......................................22
         Section 5.06.  Completion Date......................................22
         Section 5.07.  Investment of Fund Moneys............................22
ARTICLE VI - INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN..................23
         Section 6.01.  Insurance to be Maintained...........................23
         Section 6.02.  Destruction, Damage and Eminent Domain...............24

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         Section 6.03.  Notice of Property Loss..............................24
         Section 6.04.  Disposition of Casualty Insurance and Condemnation
                          Award Proceeds.....................................24
ARTICLE VII - COVENANTS OF THE BORROWER......................................26
         Section 7.01.  Compliance with Laws.................................26
         Section 7.02.  Power to Perform Obligations.........................26
         Section 7.03.  Inspection...........................................26
         Section 7.04.  Additional Information...............................26
         Section 7.05.  Tax-Exemption........................................27
         Section 7.06.  Hazardous Substances.................................32
         Section 7.07.  No Material Proceedings Affecting Borrower...........33
         Section 7.08.  Tax Filings..........................................33
         Section 7.09.  No Existing Defaults.................................33
         Section 7.10.  No Material Misstatements or Omissions...............33
         Section 7.11.  Inducement to Borrower...............................34
         Section 7.12.  Borrower's Reporting Obligations.....................34
         Section 7.13.  Cooperation with Trustee.............................34
         Section 7.14.  Affirmative Action and Prevailing Wage Regulations...34
         Section 7.15.  Costs and Expenses...................................35
         Section 7.16.  Rate Covenant........................................36
         Section 7.17.  Operating Budget.....................................36
         Section 7.18.  Operating Expense Reserve Fund; Capital and
                          Maintenance Fund...................................36
         Section 7.19.  Liquidity Covenant...................................37
         Section 7.20.  Trade Payables Covenant..............................37
         Section 7.21.  Additional Indebtedness..............................37
         Section 7.22.  Financial Statements.................................38
         Section 7.23.  Year 2000 Compliance.................................38
         Section 7.24.  Continuing Disclosure................................38
ARTICLE VIII - EVENTS OF DEFAULT AND REMEDIES................................40
         Section 8.01.  Events of Default....................................40
         Section 8.02.  Acceleration.........................................41
         Section 8.03.  Payment of Loan Payments on Default; Suit Therefor...41
         Section 8.04.  Other Remedies.......................................42
         Section 8.05.  Waiver...............................................42
         Section 8.06.  Cumulative Rights....................................42
         Section 8.07.  No Exercise of Remedies Without Consent of
                          Majority Owners....................................43
         Section 8.08.  Determination of Taxability Not a Default............43
ARTICLE IX - OPTIONS.........................................................44
         Section 9.01.  Option to Terminate Upon Defeasance..................44
ARTICLE X - MISCELLANEOUS....................................................45
         Section 10.01.  Approval of Indenture...............................45
         Section 10.02.  Taxes -Rights of Authority to Pay...................45
         Section 10.03.  Illegal Provisions Disregarded......................45
         Section 10.04.  Limitation of Liability of the Authority............45
         Section 10.05.  No Recourse as to the Authority.....................46
         Section 10.06.  Reference to Statute or Regulation..................46

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         Section 10.07.  Notices.............................................46
         Section 10.08.  Applicable Law......................................47
         Section 10.09.  Amendments..........................................47
         Section 10.10.  Term of Agreement...................................47
         Section 10.11.  Amounts Remaining in Debt Service Fund..............48
         Section 10.12.  Survival of Covenants, Conditions and
                           Representations...................................48
         Section 10.13.  Headings............................................48
         Section 10.14.  Multiple Counterparts...............................48
         Section 10.15.  Consent.............................................48
         Section 10.16.  Filing of Other Documents...........................48
Exhibit A - Addendum to Construction Contract...............................A-1
Exhibit B - Contractor's Certificate and Agreement..........................B-1
Exhibit C - Contractor's Completion Certificate.............................C-1


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

         THIS LOAN AGREEMENT, dated as of June 1, 1999 (this "Agreement"), by and between NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, a public body corporate and politic constituting an instrumentality of the State of New Jersey (the "Authority") and ABLE LABORATORIES, INC. a Delaware corporation, duly qualified to transact business in the State of New Jersey corporation (the "Borrower").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented (the "Act"), declares it to be in the public interest and to be the policy of the State of New Jersey (the "State") to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment-promoting enterprises to locate, remain or expand within the State by making available financial assistance; and

         WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment-promoting enterprises in the name of the Authority on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

         WHEREAS, Borrower has requested that the Authority provide funds to finance a project (the "Project") consisting of (i) acquiring additional equipment for an existing manufacturing facility in South Plainfield, New Jersey, (ii) providing certain initial deposits into Funds and Accounts established under the Indenture, (iii) paying certain costs of issuance of the Bonds, and (iv) funding a debt service reserve fund for the Bonds; and

         WHEREAS, pursuant to and in accordance with the provisions of the Act and resolutions adopted by the Authority on April 13, 1999, May 11, 1999 and June 8, 1999 (collectively, the "Resolution"), the Authority has authorized and undertaken to issue $1,700,000 aggregate principal amount of its Industrial Development Revenue Bonds (Able Laboratories, Inc. Project) Series 1999A (the "Series 1999A Bonds") and $300,000 aggregate principal amount of its Industrial Development Revenue Bonds (Able Laboratories, Inc. Project) Series 1999B (Taxable) (the "Series 1999B Bonds" and together with the Series 1999A Bonds, the "Bonds") for the purpose of providing funds for, among other things, financing the Project; and

         WHEREAS, the Act provides that the Bonds shall be secured by a pledge of, and have a lien upon, the revenues and receipts of Borrower pursuant to this Agreement; and

         WHEREAS, the Bonds are to be issued under and secured by a Trust Indenture of even date herewith (the "Indenture"), between the Authority and U.S. Bank Trust National Association, as trustee (the "Trustee"); and

         WHEREAS, this Agreement provides that the Authority will loan the proceeds of the Bonds to the Borrower to finance, among other things, the Project and the Borrower will agree, among other things, to repay the loan in installments equal to payments of debt service on the Bonds when due; and

         WHEREAS, the Borrower has agreed to make payments pursuant to this Agreement sufficient in the aggregate to pay fully when due the principal of and interest on the Bonds, and related expenses; and

         WHEREAS, as additional evidence of and security for all of its payment obligations hereunder, the Borrower has executed and delivered its promissory note (as amended from time to time, the "Note") to the Authority, which the Authority will assign to the Trustee, and payments made pursuant to the Note will be sufficient to repay the loan at the times and in the installments sufficient to provide the Authority with money to pay the debt service on the Bonds; and

         WHEREAS, the Borrower, to secure the Bonds and its obligations under this Agreement and the Note in connection with the Bonds, will execute and deliver to the Authority, and the Authority will assign to the Trustee, a Leasehold Mortgage, Security Agreement, Assignment of Rents and Financing Statement, dated as of June 1, 1999 (as amended and supplemented from time to time, the "Mortgage"), granting (i) a first mortgage lien on its leasehold interest in the Project, (ii) a first security interest in the Borrower's Equipment purchased with the proceeds of the Bonds (as such term is defined in the Uniform Commercial Code as in effect in the State), subject to Permitted Encumbrances identified therein and (iii) a subordinate security interest in the Accounts, Chattel Paper, Gross Revenues, Documents, Equipment of the Borrower not financed with the proceeds of the Bonds, General Intangibles, Instruments and Inventory (as such terms are defined in the Uniform Commercial Code as in effect in the State), subject to Permitted Encumbrances identified therein; and

         WHEREAS, as additional evidence of and security for all of its payment obligations hereunder, the Borrower has caused its corporate parent, DynaGen, Inc., a Delaware corporation (the "Guarantor") to execute and deliver a Guaranty Agreement dated as of June 1, 1999 (as amended from time to time, the "Guaranty") to the Authority, which the Authority will assign to the Trustee, subject to reserved rights, in which the Guarantor guarantees the payment and performance obligations of the Borrower under this Agreement, the Note and the Mortgage; and

         WHEREAS, as security for the full and prompt payment and performance of all its obligations under the Indenture, including, specifically, without limiting the generality of the foregoing, its obligation to make payment of principal of and interest on the Bonds when due, the Authority has, pursuant to the provisions of the Indenture, assigned to the Trustee all of its right, title and interest in, to and under this Agreement (except its right to indemnification and to receive its fees and expenses hereunder and to enforce the public purpose covenants of the Borrower set forth in this Agreement), including without limitation, the right to receive the installment payments payable by the Borrower hereunder; and

         WHEREAS, the Authority hereby finds and determines that the financing of the Project will comply with the purposes and provisions of the Act; and

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         WHEREAS, the execution and delivery of this Agreement and the
Indenture, and the issuance of the Bonds under the Act, have been in all respects duly and validly authorized by the Resolution of the Authority, duly adopted and approved; and

         WHEREAS, the Authority and the Borrower desire to enter into this Agreement to set forth the terms and conditions upon which the Authority will make the Loan, as hereinafter defined.

         NOW, THEREFORE, in consideration of the above premises and of the mutual covenants hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01. Definitions. Terms used as defined terms in the recitals shall have the same meanings throughout this Agreement and, in addition thereto, capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Indenture.

          Section 1.02. Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Agreement with respect to compliance with any provision hereof shall include (i) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based;
(iii) a statement to the effect that in the opinion of such Person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (iv) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (v) a statement as to whether, in the opinion of such Person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Authority or the Borrower may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an Accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by counsel or an Accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Borrower, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Borrower, unless such counsel or Accountant knows that the certificate or opinion or representation with respect to the matter upon which such certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Authority or the Borrower, or the same counsel or Accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Agreement, but different officers, counsel or Accountants may certify to different matters, respectively.

         Section 1.03.  Interpretation.

         (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

         (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

         (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof.

                                   ARTICLE II

                            THE LOAN; USE OF PROCEEDS

         Section 2.01. Loan of Funds to the Borrower. The Authority hereby agrees that simultaneously with the execution and delivery of this Agreement, it will loan to the Borrower, upon the terms and conditions specified herein and in the Indenture, the proceeds of the sale of the Bonds (the "Loan"), and the Borrower agrees to receive such Loan from the Authority for the purposes provided herein and in the Indenture.

         Section 2.02. Use of Proceeds. The proceeds of the Bonds shall be deposited with the Trustee and applied as provided in the Indenture and in this Agreement to finance the Project and to pay costs of issuance of the Bonds.

         Section 2.03. Excess Proceeds. If after completion of the Project at least ninety-five percent (95%) of the sum of (i) the actual amount of the proceeds received by the Authority from the sale of the Bonds less amounts expended for issuance expenses and (ii) any investment earnings on moneys in the Project Fund, have not been used, any amount (exclusive of amounts retained by the Trustee in the Project Fund for payment of Costs of the Project not then due and payable) remaining in the Project Fund shall be segregated by the Trustee in a separate subaccount of the Debt Service Fund and used by the Trustee in accordance with the terms of Section 5.08 of the Indenture.

         Section 2.04. Covenants for Benefit of Bondholders. This Agreement is executed in part to induce the purchase by others of the Bonds. Accordingly, all covenants and agreements on the part of the Borrower and the Authority, as set forth in this Agreement, are hereby declared to be for the benefit of the Owners from time to time of the Bonds.

                                   ARTICLE III

                               PAYMENT PROVISIONS

         Section 3.01.  Loan Payments.

         (a) The Borrower hereby agrees to pay duly and punctually (i) the principal and interest due and payable on the Bonds and (ii) any other amounts due and payable by the Borrower under this Agreement. All loan payments due under this Agreement shall be paid to the Trustee directly by the Borrower as provided in Section 3.03 hereof. Any other amounts required to be paid under this Agreement shall be paid by the Borrower to the party entitled to receive same hereunder and in the manner provided for herein. Loan payments shall be made by the Borrower with the Borrower's funds. It is the intention of the Authority and the Borrower that, notwithstanding any other provision of this Agreement, the Authority shall receive funds from the Borrower under this Agreement at such times and in such amounts as will enable the Authority to meet all of its obligations under the Bonds and the Indenture, including any such obligations surviving the payment of the Bonds and the defeasance of the Indenture and including amounts due upon the redemption or acceleration of the maturity of the Bonds. The loan payments required by this Section 3.01(a) shall be reduced after payment of the principal and interest on the Bonds in accordance with the terms of the Indenture has been made.

         (b) All loan payments and other sums due and payable to the Authority or the Trustee under this Agreement shall be absolutely net to the Authority or the Trustee, as applicable, free of any taxes, costs, liabilities or other deductions whatsoever, so that this Agreement shall yield all amounts due hereunder net to the Authority or the Trustee throughout the term hereof.

         Section 3.02. Restoration of Debt Service Reserve Fund; Payments into Operating Expense Reserve Fund and Capital and Maintenance Fund .

         (a) Without limiting the generality of Sections 3.01 and 3.04 hereof, the Borrower agrees that if any additional amounts become payable by the Authority to the Owners of the Bonds or the Trustee pursuant to the terms thereof or the terms of the Indenture, then additional amounts shall be due and payable by the Borrower to the Trustee, as the assignee of the Authority, hereunder equal to any additional amounts that may be so payable by the Authority, before or after payment of principal on the Bonds and the Loan hereunder, all of which amounts shall be paid by the Borrower on the date that the comparable amounts are due by the Authority to the Trustee under the Bonds or the Indenture. The Borrower expressly acknowledges receipt of a copy of the Indenture and assumes all of the Borrower's obligations thereunder and agrees to pay all amounts and perform all obligations of the Borrower under the Indenture so that at all times there shall be no default thereunder.

         (b) In the event of any withdrawal from the Debt Service Reserve Fund pursuant to Section 5.12 of the Indenture to cure any deficiency in the Debt Service Fund or in the event that the Trustee notifies the Borrower of a decline in the value of the securities in such Fund, the Borrower shall pay, or cause to be paid, over to the Trustee, the full amount of such withdrawal or decline in value for deposit in the Debt Service Reserve Fund, in no more than six (6) equal, consecutive, installments, each payable on the first Business Day of the month commencing with the month immediately succeeding the month in which the Trustee notifies the Borrower of the withdrawal or decline in value.

         (c) The Borrower shall make, or cause to be made, to the Trustee, the monthly payments for deposit in the Operating Expense Reserve Fund as described in Section 5.15 of the Indenture; provided that any failure to make a deposit in the Operating Expense Reserve Fund because of insufficient Gross Revenues shall not be an Event of Default hereunder.

         (d) The Borrower shall make, or cause to be made, to the Trustee, the monthly payments for deposit in the Capital and Maintenance Fund as described in
Section 5.16 of the Indenture; provided that any failure to make the deposit into the Capital and Maintenance Fund because of insufficient Gross Revenues shall not be an Event of Default hereunder.

         (e) Any payments made from the Revenue Fund pursuant to Section 5.17 of the Indenture shall be considered payment made in compliance with subsections
(b), (c) and (d) of this Section.

         Section 3.03.  Time of Loan Payments.

         (a) The Borrower shall pay to the Trustee, as assignee of the Authority, for deposit in the Debt Service Fund on any Interest Payment Date or any other date that any payment of interest or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any moneys available for such payment in the Debt Service Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), and interest on the Bonds as provided in the Indenture.

         It is understood and agreed that all payments payable by the Borrower under this subsection 3.03 (a) are assigned by the Authority to the Trustee for the benefit of the Owners of the Bonds. The Borrower assents to such assignment.

         (b) Additionally, from time to time, the Borrower shall make such payments as shall be necessary to make up any deficiency in or to fully fund any of the funds established under the Indenture.

         (c) No later than April 1, 2000, the Borrower will deposit with the Trustee an additional $65,895 for deposit in the Lease Reserve Fund.

         Section 3.04. Additional Payments; Taxes. As Additional Payments hereunder, the Borrower, during the term of this Agreement, shall pay or cause to be paid the following:

         (a) To the public officers charged with the collection thereof, promptly as the same become due, all taxes (or contributions or payments in lieu thereof), including but not limited to income, profits or property taxes, which may now or hereafter be imposed by the United States of America, any state or municipality or any political subdivision or subdivisions thereof, and all assessments for public improvements or other assessments, levies, license fees, charges for publicly supplied water or sewer services, excises, franchises, imposts and charges, general and special, ordinary and extraordinary (including interest, penalties and all costs resulting from delayed payment of any of the foregoing) of whatever name, nature and kind and whether or not now within the contemplation of the parties hereto and which are now or may hereafter be levied, assessed, charged or imposed or which are or may become a lien upon the payments due under this Agreement, or upon the Borrower or the Authority, provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, lien or other matter hereunder so long as the validity thereof is being contested in good faith and by appropriate legal proceedings diligently pursued.

         (b) All reasonable fees, charges and expenses of the Trustee and the Underwriter, as and when the same become due and payable.

         (c) The reasonable fees and expenses of such Accountants, consultants, attorneys and other experts as may be engaged by the Authority or the Trustee to prepare audits, financial statements, reports, opinions or provide such other services required under this Agreement or the Indenture.

         (d) The reasonable fees and expenses of the Authority in connection with the preparation, execution, delivery, recording and filing of this Agreement, the Bonds, the Indenture and the other Bond Documents, and any and all other expenses incurred in connection with the authorization, issuance, sale and delivery of the Bonds or incurred by the Authority in connection with any litigation which may at any time be instituted involving this Agreement, the Bonds, the Indenture or any of the other Bond Documents contemplated thereby, or incurred in connection with the supervision or inspection of the Project, or otherwise in connection with this Agreement, the Indenture, the Bonds or any of the other Bond Documents, instruments or agreements in connection therewith including, without limitation, the Authority's annual fees and expenses and the Trustee's annual fees and expenses under the Indenture, this Agreement and the other Bond Documents, which fees and expenses may include, but shall not be limited to, reasonable attorneys' fees and all costs of marketing, collecting payment on and redeeming the Bonds thereunder, and any costs and expenses of any Owner of the Bonds in connection with any approval, consent or waiver under, or modification of, any such document.

         (e) The Borrower further agrees to pay all costs of maintenance and repair, insurance premiums and other costs and expenses concerning or in any way related to ownership, maintenance and use of the Project, or any part thereof, during the term of this Agreement or any renewal thereof.

         Such Additional Payments shall be billed to the Borrower by the appropriate party, together with a statement certifying that the amount billed has been paid or incurred and attaching reasonable supporting documentation indicating that the amount billed has been paid or incurred for one or more of the above items. After such a demand, amounts so billed shall be paid by the Borrower within thirty (30) days after receipt of the bill by the Borrower.

         Section 3.05. Acceleration of Payment to Redeem Bonds. Whenever the Bonds are subject to optional redemption or extraordinary optional redemption pursuant to the Indenture and the provisions hereof, the Authority will, upon request of the Borrower, direct the Trustee to call the same for redemption as provided in the Indenture. Whenever any Bond is subject to mandatory redemption pursuant to the Indenture, the Borrower will cooperate with the Authority and the Trustee in effecting such redemption. In the event of any mandatory, optional or extraordinary optional redemption of the Bonds, the Borrower will pay or cause to be paid to the Trustee an amount equal to the applicable redemption price as a prepayment of that portion of the loan payment corresponding to the Bonds to be redeemed, together with interest accrued to the date of redemption, and will also pay all reasonable fees and expenses of the Authority and the Trustee arising with respect to such redemption or otherwise due and owing hereunder or under the Indenture at such times and in such amounts as are required to effect the mandatory, optional or extraordinary optional redemption of the Bonds under the terms of the Indenture.

         Section 3.06. No Defense or Set-Off. The obligations of the Borrower to make loan payments shall be absolute and unconditional without any defense or set-off for any reason, including, without limitation, any acts or circumstances that may constitute failure of consideration, invalidity or unenforceability of the Bonds, commercial frustration of purpose or failure of the Authority to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of the Borrower hereunder will be paid in full when due without any delay or diminution whatsoever.

         Section 3.07. Termination Upon Payment or Defeasance of Bonds. When the interest on and the principal or redemption price (as the case may be) of all Bonds issued under the Indenture, together with all other amounts due and payable by the Borrower hereunder, shall have been paid, or there shall have been deposited with the Trustee an amount evidenced by moneys or Government Obligations, the principal of and interest on which, when due, without reinvestment, will provide sufficient moneys to pay fully the principal or redemption price (as the case may be) of and all accrued interest on all Bonds then Outstanding, as well as all other sums payable or to become payable by the Borrower under this Agreement, as evidenced by a verification report from an Accountant, delivered to the Trustee, satisfactory in form and content to the Trustee, no further loan payments shall be payable hereunder and this Agreement shall thereupon be terminated. The Authority shall cause the Trustee to pay over to the Borrower any additional moneys then remaining in any Fund (other than the Rebate Fund) established under the Indenture (and which will not be required to pay any amounts as set forth in the preceding sentence), and shall pay over to the Borrower any additional moneys which may be paid to the Authority by the Trustee.

         Section 3.08.  Assignment of Authority's Rights.

         (a) As security for the payment of the Bonds, the Authority will assign to the Trustee all of the Authority's rights under this Agreement, the Mortgage, the Note and the Guaranty. The Authority expressly reserves from the foregoing assignments to the Trustee the following rights (collectively, the "Reserved Rights"):

                  (i) the Authority's right to indemnification contained in
                  Section 3.10 and 7.05(e) hereof;

                  (ii) the Authority's right to payment of its fees and expenses contained in Sections 3.04, 3.05, 3.10, 7.05(e), 7.15, 8.03 and 10.02 hereof;

                  (iii) the Authority's right to enforce the Borrower's covenants and obligations set forth in Sections 3.09, 3.11, 4.03, 4.04, 4.07, 6.01, 7.03, 7.04, 7.05, 7.10, 7.11, 7.12,
                  7.13, 7.14 and 10.16 hereof and the remedies set forth in Sections 8.02, 8.03 and 8.04 hereof and the rights set forth in Section 10.15 hereof;

                  (iv) the Authority's right to grant or withhold its consent to assignments, sales, conveyances and dispositions; and

                  (v) the Authority's right to receive notices set forth in
                  Section 4.06 hereof.

         (b) The Borrower: (i) consents to such assignments and accepts notice thereof with the same legal effect as though such acceptances were embodied in separate instruments, separately executed after execution of such assignments;
(ii) agrees to pay directly to the Trustee, all payments payable hereunder for application to amounts then due and payable or to become due and payable under the Indenture, such payments to be paid by the Borrower to the Trustee without any defense, set-off or counterclaim arising out of any default on the part of the Authority under this Agreement or any transaction between the Borrower and the Authority or the Borrower and the Trustee; and (iii) agrees that the Trustee may exercise any and all rights and pursue any and all remedies granted the Authority hereunder.

         Section 3.09. Assignment by Borrower. This Agreement may be assigned in whole or in part by the Borrower without the necessity of obtaining the consent of the Trustee or the Owners of the Bonds; provided, however, that any such assignment shall require the prior written consent of the Authority; and further provided that no assignment pursuant to this Section shall be made otherwise than in accordance with the Act and the Code. The Borrower shall, within thirty
(30) days after execution thereof, furnish or cause to be furnished to the Authority and the Trustee a true and complete copy of each such assignment together with any instrument of assumption.

         Section 3.10.  Indemnity Against Claims.

         (a) The Borrower agrees to and does hereby indemnify and hold harmless the Authority, the State, the Underwriter and any person who "controls" the Authority, the State or the Underwriter (within the meaning of Section 15 of the Securities Act of 1933, as amended), and any member, officer, director, official, employee, and attorney of the Authority, the State or the Underwriter (collectively called the "Indemnified Parties") against any and all losses, claims, damages or liabilities (including all costs, expenses and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by, relating to, arising out of, resulting from, or in any way connected with (i) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the Project or any part thereof, including the payment of any rebate amount to the federal government; or (ii) any untrue or misleading statement of a material fact contained in information provided by the Borrower with respect to the transactions contemplated hereby; or (iii) any omission of a material fact necessary to be stated therein in order to make such statement not misleading or incomplete. In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect to which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel at the expense of such Indemnified Parties in any such action and to participate in the defense thereof and such representation shall be at the expense of the Borrower if the Indemnified Party has separate or additional defenses available to it. The Borrower shall not be liable for any settlement of any such action effected without Borrower's consent, but if settled with the consent of the Borrower, or if there is a final judgment for the claimant on any such action, the Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything in this Agreement to the contrary which may limit recourse to the Borrower or may otherwise purport to limit the Borrower's liability, the provisions of this Section shall control the Borrower's obligations and shall survive repayment of the Bonds.

         (b) The Borrower hereby covenants and agrees that it will indemnify the Trustee against any and all claims arising out of the Trustee's exercise and performance of powers and duties granted unto it by the Indenture and hereunder, and not resulting from the Trustee's willful misconduct or gross negligence.

         (c) The Borrower will indemnify, hold harmless and defend the Authority, the State, the Underwriter and their officers, members, directors, officials, attorneys and employees of each of them against all losses, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature including, specifically, any liability under any state or federal securities laws (including but not limited to reasonable attorneys' fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: any material misstatements, misrepresentations or omissions with respect to the Borrower, this Agreement, the Bonds, the Indenture or any other documents or instruments delivered at or in connection with the issuance of the Bonds on the Closing Date (including any statements or representations made in connection with the offer or sale thereof) made or given to the Authority, the Trustee, the Underwriter or purchasers of any of the Bonds, by the Borrower or any of its officers, agents or employees, including, but not limited to, misstatements, misrepresentations or omissions of facts, financial information or corporate affairs. The Borrower also will pay and discharge and indemnify and hold harmless the Authority and the Trustee from (x) any lien or charge upon payments by the Borrower to the Authority or the Trustee under this Agreement and (y) any taxes (other than income taxes imposed against the Authority or the Trustee) relating to the Project. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, or other charges are sought to be imposed, the Authority or the Trustee, as the case may be, will give prompt notice to the Borrower, and the Borrower will have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

         (d) If the indemnification provided heretofore is for any reason determined to be unavailable to the Authority or the Trustee with respect to any such loss, claim, demand or liability, including expenses in connection therewith, the Authority or the Trustee as appropriate, shall be entitled as a matter of right to contribution by the Borrower. The amount of such contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

         Section 3.11. Authority is Conduit Issuer; Borrower is Real Party in Interest. The Borrower hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement are to be assigned to the Trustee (except for the Reserved Rights of the Authority), naming the Trustee, as applicable, its true and lawful attorney and as its assignee to enforce the terms and conditions of this Agreement. Notwithstanding any other provision contained herein, the Borrower hereby expressly agrees, acknowledges and covenants that it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority under and pursuant to the Indenture.

         Section 3.12.  Operating Account.

         (a) The Borrower shall establish an Operating Account to be held by it outside of the lien of the Indenture. The Borrower agrees to collect or cause to be collected with all due dispatch, all Gross Revenues, including amounts payable under this Agreement and the Note.

         (b) So long as (i) no Event of Default has occurred and is continuing,
(ii) the Debt Service Reserve Fund has not been drawn upon or, if it has been drawn upon, such amounts have been replenished, and (iii) the Borrower is in compliance with all of its Financial Covenants, or is out of compliance for no more than one calendar quarter, the Borrower may deposit the Gross Revenues in the Operating Account. The Borrower shall pay from the Operating Account all Operating Expenses pursuant to the Operating Budget filed with the Trustee or a Certificate of the Borrower showing any deviation of more than 10% from such Operating Budget and, no later than the 25th day of each month, will remit to the Trustee monies sufficient to permit the Trustee to make the payments or deposits set forth below in the following order of priority:

             (i) Beginning in July, 1999, to the Interest Account of the Debt Service Fund, an amount equal to one-fifth of the interest payment coming due on December 1, 1999, and beginning in December, 1999, one-sixth of the interest payment coming due on the Bonds on the next Interest Payment Date;

             (ii) Beginning in July, 1999 to the Principal Account of the Debt Service Fund, an amount equal to one-eleventh of the principal payment coming due on the Bonds on June 1, 2000 and beginning in June, 2000, an amount equal to one-twelfth of the principal payment coming due on the Bonds on the next principal or mandatory sinking fund payment date;

             (iii) Commencing on the first day of the month next following the month in which there shall have occurred a withdrawal from or decline in the value of the Debt Service Reserve Fund, to the Debt Service Reserve Fund, an amount equal to one sixth of the deficiency in such Fund;

             (iv) to the Operating Expense Reserve Fund, commencing on June 1, 2000, an amount equal to $12,500 per month until such time as the amount on deposit in such Fund equals the Operating Expense Reserve Requirement;

             (v) to the Lease Reserve Fund, commencing the month next following the month in which there shall have occurred any transfer from, or decline in value of, the Lease Reserve Fund, an amount equal to the amount of such transfer or decline in value;

             (vi) to the Capital and Maintenance Fund, commencing on June 1, 2000, an amount equal to $5,000 per month until such time as the amount on deposit in such Fund equals the Capital and Maintenance Reserve Requirement;

             (vii) to the Debt Service Reserve Fund, commencing the month next following the month in which there shall have occurred any transfer from, or decline in value of the Debt Service Reserve Fund, an amount equal to the lesser of (A) cash in excess of the amount required to satisfy the Liquidity Covenant remaining after the payment described in clauses
                    (i) through (vi) above ("Available Cash") shall have been made or (B) the amount by which the Debt Service Reserve Fund Requirement exceeds the amount then on deposit in the Debt Service Reserve Fund..

         (c) In the event that (i) an Event of Default shall have occurred and be continuing or (ii) the Debt Service Reserve Fund shall have been drawn upon and such amounts have not been replaced as provided in Section 5.12 of the Indenture or (iii) the Borrower shall have failed to meet any of the Financial Covenants for two consecutive fiscal quarters, the Borrower shall be required to transfer, on a daily basis, the maximum amount of money permitted under the Senior Credit Agreement to the Trustee for deposit in the Revenue Fund.

         (d) The Borrower may resume the use of the Operating Account only after
(i) no Event of Default shall have occurred and be continuing, (ii) the moneys on deposit in the Debt Service Reserve Fund are equal to the Debt Service Reserve Fund Requirement and (iii) the Borrower shall have complied with all Financial Covenants for two consecutive fiscal quarters.

         (e) The failure of the Borrower to make the deposits required by clauses (iv), (v) and (vi) of subsection (b) above shall not constitute an Event of Default hereunder if Gross Revenues are insufficient therefor.

         (f) The failure of the Borrower to make the deposits required by clause
(vii) of subsection (b) above shall not constitute an Event of Default hereunder if Available Cash is insufficient therefor.

                                   ARTICLE IV

                              BORROWER OBLIGATIONS

         Section 4.01. General Obligation of the Borrower. This Agreement constitutes a general obligation of the Borrower and the full faith and credit of the Borrower is pledged to the payment of all amounts due hereunder.

         Section 4.02.  [Reserved].

         Section 4.03.  Maintenance and Operation of the Project.

         (a) The Borrower will at all times preserve and protect the Project in good repair, working order and safe condition, and from time to time will make, or will cause to be made, all necessary repairs, renewals, replacements, betterments and improvements thereto including those required after a casualty loss. The Borrower shall pay all operating costs, utility charges and other costs and expenses arising out of ownership, possession, use or operation of the Project. The Authority shall have no obligation and makes no warranties respecting the condition or operation of the Project.

         (b) The Borrower agrees to make timely payment for any improvements to the Project lawfully done or lawfully ordered to be done by any municipal, State or federal authority and to comply in all material respects at its own cost and expense with all lawful and enforceable notices received (whether by the Authority or the Borrower) from public authorities from and after the date hereof that affect the Project and the use and operation thereof, other than those improvements, orders and notices, the amount, validity or application of which is at the time being contested, in whole or in part, in good faith by appropriate proceedings promptly initiated and diligently conducted.

         (c) The Borrower covenants and agrees that the Project shall be used only for the purpose of industrial or commercial activities or activities accessory thereto, and only as an authorized project under the Act, until expiration or earlier termination of this Agreement.

         (d) The Borrower covenants and agrees that it shall not relocate the Project or any part thereof out of the State.

         (e) The Borrower will not use as a basis for contesting any assessment or levy of any tax the financing under this Agreement or the issuance of the Bonds by the Authority and, if any administrative body or court of competent jurisdiction shall hold for any reason that the Project is exempt from the transaction by reason of the financing under this Agreement or issuance of the Bonds by the Authority or other Authority action in respect thereto, the Borrower covenants to make payments in lieu of all such taxes in an amount equal to such taxes and, if applicable, interest and penalties.

         (f) The Borrower agrees that it shall not discriminate or permit any discrimination in the use of the Project against any person on the grounds of race, color, religion, age, gender or national origin in any manner prohibited by the laws of the United States or the State, and shall provide the State with all information required by law concerning employment practices and procedures.

         Section 4.04.  Maintenance of Existence.

         (a) The Borrower agrees that it will maintain its status as an entity authorized to conduct business in the State, will not dissolve or consolidate with or merge into another entity, and will not sell, assign, transfer or otherwise dispose of substantially all of its assets without the consent of the Authority.

         (b) Notwithstanding subsection (a) of this Section 4.04, the Borrower may, merge with or into or consolidate with another entity, and the Project or this Agreement may be transferred without violating this Section, provided (i) in the event that the Borrower is not the surviving entity, the Borrower causes the proposed surviving, resulting or transferee entity to furnish the Authority with a "Change of Ownership Information Form" or similar form then in use by the Authority; (ii) the net worth of the surviving, resulting or transferee entity following the transfer is substantially equal to or greater than the net worth of the Borrower immediately preceding the merger, consolidation or transfer as certified by the independent auditors of the Borrower; (iii) any litigation or investigations known to the Borrower after due inquiry in which the surviving, resulting or transferee entity or, where applicable, its officers and directors are involved at the time of such transfer, and any court, administrative or other orders to which the transferee is or, where applicable, its officers and directors are, subject, relate to matters arising in the ordinary course of business; (iv) the surviving, resulting or transferee entity assumes in writing the obligations of the Borrower under this Agreement, the Mortgage, the Note and the Bonds; (v) after the merger, consolidation or transfer, the Project shall continue to be an authorized project under the Act; and (vi) the merger, consolidation of transfer does not cause a reissuance or affect the tax-exempt status of the Series 1999A Bonds pursuant to an opinion of Bond Counsel.

         (c) Subject to the consent of the Authority, but without any other consent, the Borrower may sell up to 49% of its outstanding capital stock to the public or to a strategic partner; provided, however, that the Borrower may not pledge such stock as collateral.

         Section 4.05. Compliance with Laws. With respect to the Project and any additions, alterations or improvements thereto, the Borrower will at all times comply in all material respects with all applicable requirements of federal, State and local laws and with all applicable lawful requirements of any agency, board, or commission created under laws of the State or of any other duly constituted public authority, and will use and permit the use of the Project only for such purposes as are lawful under the Act; provided, however, that the Borrower shall be deemed in compliance with this Section 4.05 so long as it is contesting in good faith any such requirement by appropriate legal proceedings.

         Section 4.06. Notice of Bankruptcy Case Commencement. The Borrower covenants and agrees that it shall immediately notify the Authority, the Trustee and the Underwriter of the commencement of any case by or against it under the Bankruptcy Code.

         Section 4.07. Project Users. Prior to leasing, subleasing or consenting to the subleasing or assignment of any lease of all or any part of the Project during the term of this Agreement, the Borrower shall cause a Project Occupant Information Form to be submitted to the Authority by every prospective lessee, sublessee or lease assignee of the Project. The Borrower shall not permit any such leasing, subleasing or assigning of leases that would impair the excludability of interest paid on the Series 1999A Bonds from the gross income of the owners thereof for purposes of federal taxation, or that would impair the ability of the Borrower to operate the Project or cause the Project not to be operated as an authorized project under the Act.

                                    ARTICLE V

                                   THE PROJECT

         Section 5.01. Acquisition, Construction and Installation of the Project. The Borrower covenants that it will acquire, construct, equip and improve the Project with due diligence substantially in accordance with the Plans and Specifications. The Borrower shall (a) pay when due all fees, costs and expenses incurred in connection with the foregoing from funds made available therefor in accordance with this Agreement or otherwise, unless any such fees, costs or expenses are being contested by the Borrower in good faith and by appropriate proceedings, (b) ask, demand, sue for, levy, recover and receive all those sums of money, debts and other demands whatsoever which may be due, owing and payable under the terms of any contract, order, receipt, writing and instruction in connection with the acquisition, construction and installation of the Project, and (c) enforce the provisions of any contract, agreement, obligation, bond or other performance security with respect thereto if necessary to complete the Project with due diligence.

         Section 5.02. Plans and Specifications. The Borrower may revise the Plans and Specifications from time to time, provided that no revision shall be made which would change the purposes of the Project to other than purposes permitted by the Act.

         Section 5.03. Issuance of the Bonds; Application of Proceeds. To provide funds to make the Loan for purposes of assisting the Borrower in the financing of the Project, the Authority will issue, sell and deliver the Bonds upon the order of the Underwriter as provided in the Purchase Agreement. The Bonds will be issued pursuant to the Indenture in the aggregate principal amount, will bear interest, will mature and will be subject to redemption as set forth therein. The Borrower hereby approves the terms and conditions of the Indenture and the Bonds, and the terms and conditions under which the Bonds will be issued, sold and delivered.

         The proceeds from the sale of the Bonds shall be loaned to the Borrower and paid over to the Trustee for the benefit of the Borrower and the Owners of the Bonds and deposited as provided in Section 3.03 of the Indenture. Pending disbursement pursuant to Section 5.04 hereof, the proceeds deposited in the Project Fund, together with any investment earnings thereon, shall constitute a part of the Revenues assigned by the Authority to the payment of Debt Service Requirements as provided in the Indenture.

         Section 5.04.  Disbursements from the Project Fund.

         (a) Subject to the provisions below and to the representations, warranties and covenants contained herein, disbursements from the Project Fund shall be made only to pay (or to reimburse the Borrower for payment of) the following costs of the Project:

                  (i) Costs incurred directly or indirectly for or in connection with the acquisition, construction or installation of the Project, including costs incurred with respect to the Project for preliminary planning and studies; architectural, legal, engineering, accounting, consulting, supervisory and other services; labor, services and materials; and recording of documents and title work;

                  (ii) Costs incurred directly or indirectly in seeking to enforce any remedy against any contractor or subcontractor in respect of any actual or claimed default under any contract relating to the Project;

                  (iii) Financial, legal, accounting, printing and engraving fees, charges and expenses, and all other fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of the Bonds, including, without limitation, the fees and expenses of the Authority and Bond Counsel, the fees and expenses of the Trustee and the fees and expenses of the Underwriter and its counsel; and

                  (iv) Any other incidental and necessary costs, expenses, fees and charges relating to the acquisition, construction or installation of the Project.

         (b) Any disbursements from the Project Fund described above shall be made by the Trustee only upon the written order of the Authorized Representative. Each such written order shall be in substantially the form of the requisition attached as Exhibit D to the Indenture and shall be consecutively numbered and accompanied by invoices or other appropriate documentation supporting the payments or reimbursements requested, including those set forth in clauses (i) through (iv) below. Such order shall contain a certification of the Borrower to the effect that the cost to be paid or reimbursed (x) is a proper charge against the Project Fund and (y) has not formed the basis of any previous requisition. In case any contract provides for the retention by the Borrower of a portion of the contract price, there shall be paid from the Project Fund only the net amount remaining after deduction of any such portion and, only when that retained amount is due and payable, may it be paid from the Project Fund.

                  (i) Prior to the first disbursement from the Project Fund, either (A) an executed Contractor's Certificate and Agreement or (B) a Borrower Certificate stating that, for purposes of the prevailing wage regulation and the Affirmative Action Program, none of the moneys disbursed at any time from the Project Fund will be used to pay or reimburse a payment for work done in performance of any Construction Contract unless prior thereto there shall be submitted to the Trustee an executed Contractor's Certificate and Agreement. Nevertheless, prior to the initial disbursement from the Project Fund for payment of any Construction Contract, if not theretofore furnished, a Contractor's Certificate and Agreement shall be submitted;

                  (ii) For all disbursements from the Project Fund which will be used to pay or reimburse a payment for work done in the performance of any Construction Contract, the Trustee shall be provided with a requisition evidencing the written approval of the payment by an Independent architect, engineer or contractor and delivery to the Trustee of a rundown to the title report showing no intervening liens or new matters of record through the date of the requisition other than Permitted Encumbrances and a mechanic's lien waiver executed by the contractor or subcontractor that performed such work;

                  (iii) Such additional documents, including, but not limited to, paid invoices, bills, receipts, affidavits, certificates and opinions as the Authority or the Trustee may reasonably require.

         (c) For purposes of the Affirmative Action Program, there shall be retained in the Project Fund an amount equal to ten per centum (10%) of each sum requisitioned for payment or reimbursement for payment of any Construction Contract (a "holdback"); provided, however, if any such requisitioned sum is for reimbursement of a payment by the Borrower, which payment itself was for only ninety per centum (90%) of the payment requested by the contractor or subcontractor pursuant to such Construction Contract, then such requisitioned sum may be reimbursed without regard to the aforementioned holdback, but the remaining ten per centum (10%), when requisitioned by the Borrower, shall only be disbursed upon the holdback conditions hereinafter set forth. Said holdback shall be disbursed from time to time from the Project Fund upon compliance with the preceding terms and conditions of this Section and (w) the execution and filing with the Authority of the Contractor's Completion Certificate; (x) the execution and filing with the Authority and the Trustee of the Borrower's Completion Certificate; (y) receipt by the Borrower and the Trustee of a written notice issued by the Authority's Office of Affirmative Action that the contractor has complied with the requirements of the Affirmative Action Program; and (z) a Borrower Certificate delivered to the Trustee certifying compliance with the conditions stated in clauses (w) through (y) hereinabove.

         (d) Any moneys in the Project Fund remaining after the Completion Date and payment, or provision for payment, of the costs of financing the Project described above, at the direction of the Authorized Representative, promptly shall be:

                  (i) used to acquire, construct, equip and install such additional real or personal property in connection with the Project as is designated by the Authorized Representative, the acquisition, construction, equipping and installation of which will be permitted under the Act;

                  (ii) used to redeem Bonds in accordance with the terms of the Indenture;

                  (iii) used for the purchase of Bonds in the open market for the purpose of cancellation; or

                  (iv) used to accomplish a combination of the foregoing as is provided in that direction.

         (e) In the event that all of the Bonds are either redeemed or accelerated pursuant to the terms of the Indenture, any remaining funds in the Project Fund shall be transferred to the Debt Service Fund.

         Section 5.05. Borrower Required to Pay Costs in Event Project Fund Insufficient. If moneys in the Project Fund are not sufficient to pay all costs of the Project, the Borrower, nonetheless, will complete the Project in accordance with the Plans and Specifications, and shall pay all such additional costs of the Project from the Borrower's own funds. The Borrower shall not be entitled to any reimbursement for any such additional costs of the Project from the Authority, the Trustee or any Owner; nor shall it be entitled to any abatement, diminution or postponement of its obligation to make the Loan Payments.

         Section 5.06. Completion Date. The Borrower shall notify the Authority and the Trustee of the Completion Date by a Certificate signed by the Authorized Representative stating:

         (a) the date on which the Project was substantially completed, which date shall be not later than three years after initial delivery of the Bonds;

         (b) that the acquisition, construction and installation of the Project has been accomplished in such a manner as to conform with all applicable planning, building, environmental and other similar governmental regulations;

         (c) that except as provided in subsection (d) of this Section, all costs of that acquisition, construction and installation then or theretofore due and payable have been paid; and

         (d) the amounts which the Trustee shall retain in the Project Fund for the payment of costs of the Project not yet due or for liabilities which the Borrower is contesting or which otherwise should be retained and the reasons such amounts should be retained.

         The certificate may state that it is given without prejudice to any rights against third parties which then exist or subsequently may come into being. The certificate shall be delivered as promptly as practicable after the occurrence of the events and conditions referred to in subsections (a) through
(c) of this Section.

         Section 5.07. Investment of Fund Moneys. At the written or oral request (promptly confirmed in writing) of the Authorized Representative, any moneys held as part of the Debt Service Fund (except moneys held in the Debt Service Fund for purposes of defeasing the Bonds pursuant to Article X of the Indenture) or the Project Fund shall be invested or reinvested by the Trustee in Investment Securities.

                                   ARTICLE VI

                INSURANCE; DESTRUCTION, DAMAGE AND EMINENT DOMAIN

         Section 6.01. Insurance to be Maintained. The Borrower covenants to provide and maintain continuously unless otherwise herein provided, at its sole cost and expense, property insurance, including all improvements, equipment and personal property, and all other property of an insurable character insured at all times throughout the term of this Agreement and to maintain a minimum of the following insurance:

         (a) "All-Risk" insurance on the Project. The amount of such insurance shall be equal to 100% of the "Full Replacement Cost" of the Project and other property without deduction for depreciation and not less than the aggregate principal amount of the Note and in an amount sufficient to prevent the Trustee, the Authority or the Borrower from becoming a co-insurer within the terms of the applicable policies. Each policy shall contain a "Replacement Cost Endorsement".

         (b) Flood Hazard Insurance or evidence that it is not required for the Project and other property.

         (c) Business interruption insurance in the amount of not less than $900,000, protecting the Borrower and the Trustee, covering the Borrower's payments due under this Agreement, the salaries and expenses of key personnel and other minimum operating expenses required for the operation of the Project during such period or periods.

         (d) Boiler and machinery coverage (direct damage and use and occupancy) on a replacement cost basis in an amount not less than $2,500,000.

         (e) Public liability insurance (insuring the interests of the Borrower) and automobile liability insurance, in an occurrence form, in the minimum amount of $1,000,000 bodily injury and property damage combined single limit and aggregate where applicable.

         (f) Product liability insurance insuring the Borrower against liability for death, injury, loss or damage resulting from the use of any of its products in the minimum amount of $3,000,000 per occurrence and $3,000,000 annual aggregate.

         (g) Excess liability coverage in the amount of at least either straight excess or umbrella excess, covering excess of paragraphs (e) and (f) to be maintained in force so that the total coverage available under each of the aforementioned paragraphs, including this subsection, is not less than $1,000,000 per occurrence and in the aggregate, where applicable, as excess of employer's liability, general liability, product liability and automobile liability coverage.

         (h) Worker's compensation and employer's liability insurance meeting the Borrower's statutory obligations.

         (i) Such other insurance on the Project and other property, or any replacements or substitutions therefor, or additions thereto, and in such amounts as may be agreed to by the Trustee against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of buildings and improvements, their construction, location, use and occupancy.

         Each insurance policy with respect to the Project shall name the Authority and the Authority's assignee as additional insured "as its interest may appear". The Authority's assignee shall be named as loss payee on all property insurance policies respecting the Project. The Borrower shall provide or cause to be provided to the Authority and the Authority's assignee evidence of the renewal or cancellation of any insurance coverage respecting the Project.

         Section 6.02. Destruction, Damage and Eminent Domain. If the Project shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance, or shall be wholly or partially condemned, taken or injured by any Person, including any Person possessing the right to exercise the power of or a power in the nature of eminent domain or shall be transferred to such a Person by way of a conveyance in lieu of the exercise of such a power by such a Person, the Borrower covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of insurance or on account of such taking, condemnation, conveyance, damage or injury. The Borrower is authorized, in its own name, as trustee of an express trust, to demand, collect, sue, settle claims, receipt and release monies which may be due and payable under policies of insurance covering such damage or destruction or on account of such condemnation, damage or injury. Any moneys recovered on policies of insurance required to be maintained hereunder or as a result of any taking, condemnation, conveyance, damage or injury shall be deposited in the Project Fund held by the Trustee under the Indenture and shall be applied in accordance with the provisions of Section 6.04 hereof.

         Any appraisement or adjustment of loss or damage and any settlement or payment therefor, shall be agreed upon by the Borrower and the appropriate insurer or condemnor or Person, shall be evidenced to the Trustee by the certificate and approvals set forth in the Indenture. The Trustee may rely conclusively upon such certificates.

         Section 6.03. Notice of Property Loss. After the occurrence of loss or damage to, or after receipt of notice of condemnation of, the Project, the Borrower shall within five (5) Business Days thereof notify the Authority and the Trustee, in writing, of such damage.

         Section 6.04. Disposition of Casualty Insurance and Condemnation Award Proceeds. As long as there is no continuing Event of Default under the terms of this Agreement, the Borrower may elect, in its discretion, whether to apply the proceeds of any casualty insurance coverage and/or condemnation awards to the repair, reconstruction or replacement of damaged, destroyed or injured property included in the Project or the redemption of Bonds pursuant to the applicable provisions of the Indenture. Absent timely direction from the Borrower as to the application of any casualty insurance coverage and/or condemnation awards or if there shall exist an Event of Default under the terms of this Agreement, the proceeds thereof shall be applied to the extraordinary redemption of the Bonds at par plus accrued interest through the date of redemption. For purposes of the preceding sentence, "timely direction" shall mean thirty (30) days after the Borrower has agreed, in connection with any damage to or condemnation of the

Project, upon the settlement or payment with respect to any appraisement or adjustment of loss or damage, as appropriate.

                                   ARTICLE VII

                            COVENANTS OF THE BORROWER

         The Borrower makes the following representations and covenants:

         Section 7.01. Compliance with Laws. The Borrower covenants that all actions heretofore and hereafter taken by the Borrower to acquire and carry out the Project have complied and will comply in all material respects with all pertinent laws, ordinances, rules, regulations and orders applicable to the Borrower. The Borrower acknowledges that any review by the Authority or Counsel to the Authority of any action heretofore or hereafter taken by the Borrower has been or will be solely for the protection of the Authority. Such reviews shall not prevent the Authority from enforcing any of the covenants made by the Borrower.

         Section 7.02.  Power to Perform Obligations.

         (a) The Borrower covenants and represents that it has full power and legal right to enter into this Agreement and perform its obligations hereunder. The making and performance of this Agreement by the Borrower have been duly authorized by all necessary action and will not conflict with or constitute a breach of or default under its certificate of organization, or any bond, contract, indenture, agreement or any other instrument by which the Borrower or any of its properties is or may be bound.

         (b) The Borrower is duly qualified to do business in the State, has the power and authority to own its properties and assets and to carry on its business as now being conducted.

         (c) The execution, delivery and performance by the Borrower of this Agreement and other instruments required hereunder:

                  (i) do not and will not in any material respect conflict with or violate any provision of law, rule or regulation, any order of any court or other agency of government; and

                  (ii) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by this Agreement, the Indenture and all documents and instruments executed in connection herewith or therewith.

         Section 7.03. Inspection. The Borrower covenants that the Authority, by its duly authorized representatives, the Trustee, the Underwriter or any Owner holding twenty-five percent (25%) or more in principal amount of all Outstanding Bonds, or any duly authorized representatives of any of the foregoing, at reasonable times and with reasonable notice, may examine, visit and inspect any part of the Project and its accounts, books and records, and to supply such reports and information as the Authority and the Trustee may reasonably request.

         Section 7.04. Additional Information. The Borrower agrees, whenever reasonably requested by the Authority, to provide and certify or cause to be provided and certified such information as is necessary to enable the Authority to make any reports or supply any information required by the Indenture, law or governmental regulation.

         Section 7.05.  Tax-Exemption.

         (a) The Borrower covenants and agrees that it will not take any action, omit to take any action or permit any action to be taken on its behalf, or cause or permit any circumstances within its control to arise, if such action or circumstances would cause the interest paid on the Series 1999A Bonds to be included in the gross income of the Bondholders for purposes of federal income taxation, provided that the Borrower shall not have violated this covenant if the interest on the Series 1999A Bonds becomes taxable to a person because the person is a substantial user of the Project or a related person within the meaning of Section 147 of the Code. The Borrower further covenants and agrees that it will not use or permit the use by any Person of any of the funds provided by the Authority hereunder or any other of its funds, directly or indirectly, or direct the Trustee to invest any funds held by it under the Indenture or this Agreement, in such manner as would, or enter into or allow any Related Person to enter into any arrangement, formal or informal, that would, or take or omit to take any other action that would, cause any Series 1999A Bond to be an "arbitrage bond" within the meaning of Section 148(a) of the Code. The Borrower acknowledges having read Sections 5.13 and 6.06 of the Indenture and agrees to perform all duties imposed upon it by such Sections and by the Tax Certificate. Insofar as said Sections, or the Tax Certificate impose duties and responsibilities on the Borrower, they are specifically incorporated herein by reference.

         (b) The Borrower acknowledges that the Series 1999A Bonds are subject to a $10,000,000 limitation on the sum of the face amount of the Series 1999A Bonds, the outstanding amount of certain prior tax-exempt obligations and the amount of Capital Expenditures made in the Project Municipality during a six-year period beginning three years before the date of issue of the Series 1999A Bonds and ending three years after the date of issue of the Series 1999A Bonds (the "Capital Expenditure Limit"). If Capital Expenditures are made that cause the Capital Expenditure Limit to be exceeded, interest on the Series 1999A Bonds will be included in gross income of the owners thereof retroactive to the date the Capital Expenditure Limit is exceeded. The Borrower covenants that it shall furnish to the Issuer a statement setting forth in reasonable detail all Capital Expenditures paid or incurred by the Borrower, any other Principal User, or any Related Person to such persons which are required to be taken into account in determining the aggregate face amount of such issue pursuant to Sections 144(a)(2) and (4) of the Code and any regulations implementing those provisions, (i) within one hundred five (105) days following the close of each fiscal year of the Borrower occurring within three (3) years after the date of issuance of the Series 1999A Bonds, (ii) within one hundred five (105) days following the third anniversary of the date of issuance of the Series 1999A Bonds, and (iii) within thirty (30) days after the aggregate face amount of the Series 1999A Bonds, by virtue of Capital Expenditures" paid or incurred exceeds $9,000,000.

         The Borrower further covenants that it will file with the Authority and the Trustee any statement, supplemental statement or other tax schedule, return or document which discloses that an event shall have occurred which will or might cause the loss of the exclusion from gross income provided in Section 103(a) of the Code for interest paid in respect of the Series 1999A Bonds.

         (c) If the Borrower, any Principal User of the Project or any Related Person thereto proposes during the Test Period: (i) to merge or consolidate with any person, firm or corporation and if such action is to occur, (I) such person, firm or corporation was, is, or will be a Principal User of facilities located wholly or partly within the Project Municipality, with respect to which there were obligations issued prior to, and outstanding on the date of issuance of the Series 1999A Bonds, exempt from taxation under Section 144(a) of the Code or under Section 103(b)(6) of the Internal Revenue Code of 1954, as amended, the proceeds of which are or will be primarily used with respect to such facilities;
(II) such person, firm or corporation was, is, or will be a Principal User, during the 6-year period beginning three (3) years before the date of issuance of the Series 1999A Bonds and ending three (3) years after such date, of facilities located wholly or partly within the Project Municipality; or (III) there is allocable to such person, firm or corporation (within the meaning of Section 144(a)(10) of the Code) any portion of the face amount of any Tax-Exempt Facility-Related Bonds which were issued prior to, and outstanding on the date of issuance of the Series 1999A Bonds, by virtue of being a Principal User of such facilities financed with such obligations; or (ii) to gain control of any such person, firm or corporation; or (iii) to acquire a greater than 50% ownership interest in any such person, firm or corporation (whether by ownership of stock or otherwise); or (iv) to enter into any exchange of property for stock or stock for property pursuant to a plan of reorganization with any such person, firm or corporation; or (v) to otherwise cause such persons to be the same or Related Persons to the Borrower or any Principal User of the Project, the Borrower, any Principal User of the Project, or any Related Person shall, prior to the taking of any of the foregoing proposed actions, obtain the consent of the Authority and a written opinion of McCarter & English, LLP or other nationally recognized bond counsel satisfactory to the Issuer to the effect that the proposed action will not cause the interest on the Series 1999A Bonds to become included in the gross income of the holder of the Series 1999A Bonds for Federal income tax purposes except in the event such holder is a substantial user or a related person thereto within the meaning of Section 147 of the Code.

         (d) The Borrower hereby covenants not to enter into any lease or other agreement during the Test Period which will result in the other party to the agreement becoming a Principal User of the Project unless such lease or other agreement is approved by the Authority, and a written opinion of McCarter & English, LLP or other nationally recognized bond counsel has been obtained, to the effect that the proposed lease or other agreement will not cause the loss of the exclusion from gross income provided under Section 103(a) of the Code for interest on the Series 1999A Bonds except in the event the Holder or holders are a substantial user or a related person thereto within the meaning of Section 147 of the Code.

         (e) The Borrower hereby covenants that in connection with complying with the requirement for payment of the Rebate Amount to the United States with respect to the Series 1999A Bonds the Borrower will take the following actions:

                  (i) Eighteen (18) months after the Closing Date, the Borrower will provide a written certification to the Authority and the Trustee indicating whether the Borrower complied with the 6-month exception to the arbitrage rebate requirement set forth in
Section 148(f)(4)(B) of the Code or the 18-month exception to the rebate requirement set forth in Treas. Reg. Section 1.148-7(d).

                  (ii) Unless the Borrower has complied with the 6-month exception or the 18-month exception, the Borrower will retain a Rebate Expert on or within thirty (30) days before the Initial Rebate Computation Date and on each Rebate Computation Date thereafter, (A) to compute the Rebate Amount with respect to the Series 1999A Bonds for the period ending on the Initial Rebate Computation Date, (B) to deliver an opinion to the Authority and Trustee concerning its conclusions with respect to the amount (if any) of such Rebate Amount together with a written report providing a summary of the calculations relating thereto and (C) to deliver an opinion to the Authority and Trustee that all of the gross proceeds of the Series 1999A Bonds (within the meaning of Section 148(f) of the Code), other than gross proceeds of the Series 1999A Bonds on deposit in a bona fide debt service fund (within the meaning of Section 148(f)(4) of the Code), have been expended on or prior to the Initial Rebate Computation Date. Rebate Expert means any of the following chosen by the
Borrower: (1) Bond Counsel, (2) any nationally recognized Accountant, (C) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (4) such other person as is approved by Bond Counsel.

                  (iii) In the event the amount in the Project Fund is insufficient to fund the Rebate Fund, the Borrower shall within ten (10) days of receipt of the report furnished by the Rebate Expert pursuant to paragraph (ii) above, pay or cause to be paid to the Trustee for deposit into the Rebate Fund the difference required to fund the Rebate Amount. If the Borrower fails to make or causes to be made any payment required pursuant to this paragraph (iii) when due, the Authority shall have the right, but shall not be required, to make such payment to the Trustee on behalf of the Borrower. Any amount advanced by the Authority pursuant to this paragraph (iii) shall be added to the moneys owing by the Borrower under this Agreement.

                  (iv) In the event Rebate Amount is due, the Borrower will direct the Trustee to withdraw from the Rebate Fund and pay over to the United States the Rebate Amount with respect to the Series 1999A Bonds in installments as follows: each payment shall be made not later than sixty (60) days after the current Rebate Computation Date and shall be in an amount which ensures that 100 percent of the Rebate Amount with respect to the Series 1999A Bonds, as of the current Rebate Computation Date, will have been paid to the United States.

                  (v) The Borrower acknowledges that the Authority shall have the right at any time and in the sole and absolute discretion of the Authority to obtain from the Borrower and the Trustee the information necessary to determine the amount required to be paid to the United States pursuant to
Section 148(f) of the Code. Additionally, the Authority may, with reasonable cause, (A) review or cause to be reviewed any determination of the amount to be paid to the United States made by or on behalf of the Borrower and (B) make or retain a Rebate Expert to make the determination of the amount to be paid to the United States. The Borrower hereby agrees to be bound by any such review or determination, absent manifest error, to pay the costs of such review, including without limitation the reasonable fees and expenses of counsel or a

Rebate Expert retained by the Authority, and to pay to the Trustee any additional amounts for deposit in the Rebate Fund required as the result of any such review or determination.

                  (vi) Notwithstanding any provision of this subsection (b) to the contrary, the Borrower shall be liable, and shall indemnify and hold the Authority and the Trustee harmless against any liability, for payments due to the United States pursuant to Section 148(f) of the Code. Further, the Borrower specifically agrees that neither the Authority nor the Trustee shall be held liable, or in any way responsible, and the Borrower shall indemnify and hold harmless the Trustee and Authority against any liability, for any mistake or error in the filing of the payment or the determination of the amount due to the United States or for any consequences resulting from any such mistake or error. The provisions of this paragraph (vi) shall survive termination of this Agreement.

                  (vii) The Authority, the Trustee and the Borrower acknowledge that the provisions of this subsection (b) are intended to comply with Section 148(f) of the Code and the regulations promulgated thereunder and if as a result of a change in such section of the Code or the promulgated regulations thereunder or in the interpretation thereof, a change in this Subsection shall be permitted or necessary to assure continued compliance with Section 148(f) of the Code and the promulgated regulations thereunder, then with written notice to the Trustee, the Authority and the Borrower shall be empowered to amend this subsection (b) and the Authority may require, by written notice to the Borrower and the Trustee, the Borrower to amend this subsection (b) to the extent necessary or desirable to assure compliance with the provisions of Section 148 of the Code and the regulations promulgated thereunder; provided that either the Authority or the Trustee shall require, prior to any such amendment becoming effective, at the sole cost and expense of the Borrower, an opinion of Bond Counsel satisfactory to the Authority to the effect that either (A) such amendment is required to maintain the exclusion from gross income under Section 103 of the Code of interest paid and payable on the Series 1999A Bonds or (B) such amendment shall not adversely affect the exclusion from gross income under
Section 103 of the Code of the interest paid or payable on the Series 1999A
Bonds.

         (f) For purposes of this Section 7.05 the following terms shall have the meanings set forth below:

         "Capital Expenditure" shall mean expenditures as defined in section 144(a)(4) of the Code, i.e., of any expenditure (regardless of how paid, whether in cash, or stock in a taxable or non-taxable transaction) if:

         (A) the capital expenditure was financed or is to be financed other than out of (I) the proceeds of obligations taken into account as a prior issue (within the meaning of section 144(a)(2) of the Code), to the extent so taken into account; or (II) the original proceeds of the Series 1999A Bonds;

         (B) the capital expenditure was incurred during the 6-year period beginning 3 years prior to the date of issuance of the Series 1999A Bonds in question and ending 3 years subsequent to the date of issuance of such Bonds;

         (C) the capital expenditure was paid or incurred with respect to a facility, the principal user of which is or will be the Borrower or a related person to the Borrower and such facility is or will be located within the Applicable Project Location; and

         (D) the capital expenditure was properly chargeable to the capital account of any person or State or local governmental unit (whether or not such person is a principal user of the facilities to be financed with the proceeds of the Series 1999A Bonds) determined, for this purpose, without regard to any rule of the Code which permits expenditures properly chargeable to capital account to be treated as current expenses (except expenditures described in section 41(b)(2)(A) of the Code for which a deduction was allowed under section 174(a) of the Code) and including any expenditures which may, under any rule or election under the Code be treated as a capital expenditure (whether or not such expenditure is so treated).

         "Initial Rebate Computation Date" means the date that is not later than 5 years after the issue date of the Series 1999A Bonds.

         "Principal User" shall mean principal user as defined in section 144(a) of the Code and Proposed Treasury Regulations ss.1.103-10(h), and may include:
(a) any person which has an ownership interest in the facility; (b) any person which uses more than 10 percent of the facility, measured by fair rental value or use of space (as measured as a percentage of the square footage of non-common areas); (c) under certain circumstances, any person which manages a facility;
(d) a lessor having a reversionary interest in a facility; (e) under certain circumstances, any person who is a principal customer of the output of a facility; and (f) any other person which both enjoys the primary use of the facility and directly or indirectly constitutes the primary source of payment of either the principal of or interest on any issue of debt obligations used to finance the facility.

         "Project Municipality" shall mean the Borough of South Plainfield in the County of Middlesex, New Jersey

         "Rebate Amount", as of any date means the excess of the future value, as of that date, of all receipts on nonpurpose investments allocated to the Series 1999A Bonds over the future value as of that date, of all Payments on nonpurpose investments allocated to the Series 1999A Bonds, determined pursuant to Section 148(f) of the Code and described in Section 4 of the Letter of Instructions attached to the Authority's Arbitrage Certificate.

         "Rebate Computation Date" means (i) the Initial Rebate Computation Date; (ii) each fifth year thereafter, and (iii) the date that the last of the Series 1999A Bonds are discharged (i.e., the date of the retirement of the last obligation of the Series 1999A Bonds).

         "Related Person" shall mean a related person as defined in section 144(a)(3) of the Code and includes (i) any relationship between such persons which would result in a disallowance of losses under section 267 or 707(b) of the Code, or (ii) such persons who are members of the same controlled group of corporations (as defined in section 1563(a), except that "more than 50 percent" shall be substituted for "at least 80 percent" each place it appears therein).

         "Tax-Exempt Facility Related Bonds" shall mean tax-exempt bonds that are exempt facility bonds (within the meaning of section 142(a) of the Code), qualified small issue bonds (within the meaning of section 144(a) of the Code), qualified redevelopment bonds (within the meaning of section 144(c) of the Code) and industrial development bonds (as defined in section 103(b)(2) of the Internal Revenue Code of 1954, as amended, as in effect on the day before the date of enactment of the Tax Reform Act of 1986) to which section 141(a) of the Code does not apply.

         "Test Period" shall mean the three-year period beginning on the later of the date the facility financed with the proceeds of the Series 1999A Bonds is placed in service or the date of issue of the Series 1999A Bonds.

         In addition, The terms "Initial Rebate Computation Date," "Rebate Computation Date" and "Rebate Amount" shall have the respective meanings assigned to such terms as set forth in Treasury Regulation Section 1.148-1 et. seq. and the Indenture.

         Section 7.06.  Hazardous Substances.

         (a) The Borrower shall comply in all material respects with all applicable federal, State and local laws, ordinances, rules and regulations, with respect to Hazardous Substances (as hereinafter defined), and shall keep the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. Except as previously disclosed to the Authority, in the event that the Borrower receives any notice from any governmental authority with regard to Hazardous Substances on, from or affecting the Project, the Borrower shall (i) immediately notify the Authority and any other Person, governmental or quasi-governmental authority that it is required to notify pursuant to any applicable law at such time as it is aware of a release or threatened released of a Hazardous Substance on, from or affecting the Project, (ii) immediately notify the Authority at such time as an environmental investigation or clean-up proceeding is instituted by any Person in connection with the Project, (iii) comply fully with and assist any such environmental investigation and clean-up proceeding, (iv) promptly execute and complete any remedial actions necessary to ensure that no environmental liens or encumbrances are levied against or exist with respect to the Project, and (v) promptly, upon the written request of the Authority provide the Authority with an environmental site assessment or report, in form and substance reasonably satisfactory to Trustee, and (vi) provide the Authority with copies of all notices received by the Borrower from any governmental authority or other person with regard to Hazardous Substances on, from or in any way affecting the Project. The Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Project in accordance or otherwise in compliance with all applicable federal, State and local laws, ordinances, rules, regulations and policies.

         (b) As used herein, the term "Hazardous Substances" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, hazardous or toxic pollutant, or related materials, asbestos or any material containing asbestos, or petroleum, petroleum by-products or materials containing petroleum, or any other substance, mixture, waste, compound, material, element, product, or matter as defined by any Federal, State or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, amended (42 U.S.C. Section 9601 et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C.
Section 7401 et seq.), and in the regulations adopted and publications promulgated pursuant thereto at any time.

         (c) The indemnity provisions set forth in Section 8.04 of the Mortgage are specifically incorporated herein by reference and such provisions shall survive the term of this Agreement.

         Section 7.07. No Material Proceedings Affecting Borrower. Except as disclosed in the Official Statement, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated hereby, (ii) affect the validity or enforceability of this Agreement, the Indenture and all documents and instruments executed in connection herewith or therewith, (iii) materially affect the ability of the Borrower to perform its obligations under this Agreement, the Indenture and all documents and instruments executed in connection herewith or therewith, (iv) materially impair the value of the Project, (v) materially impair the Borrower's right to carry on its business substantially as now conducted, or (vi) have a material adverse effect on the Borrower's financial condition.

         Section 7.08. Tax Filings. The Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment it has received, to the extent that such taxes have become due, except such taxes as are being contested by the Borrower in appropriate proceedings or for which Borrower has filed extensions.

         Section 7.09. No Existing Defaults. Except as disclosed in the audited financial statements delivered to the Authority and the Underwriter, the Borrower, to its knowledge, is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound.

         Section 7.10. No Material Misstatements or Omissions. The application submitted by Borrower to the Authority to obtain financing for the Project, the Official Statement, the Indenture, this Agreement and all other documents, certificates, or statements furnished to the Underwriter or the Authority by the Borrower are true, correct and complete, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein regarding the Borrower not misleading or incomplete. It is specifically represented that the Borrower is neither involved in any litigation required to be disclosed in the Official Statement nor the subject of any investigation or administrative proceeding except as disclosed in the Official Statement. It is specifically understood by the

Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and that if any such statements, representations and warranties were false in any material respect at the time they were made, the Authority may, in its sole discretion, consider any such misrepresentation or breach of warranty an Event of Default and exercise the remedies provided for in this Agreement.

         Section 7.11. Inducement to Borrower. Financial assistance provided by the Authority is an important inducement to the Borrower to locate or retain the Project within the State.

         Section 7.12.  Borrower's Reporting Obligations.

         (a) On each anniversary of the Closing Date of the Bonds, the Borrower shall furnish or cause to be furnished to the Authority and the Trustee the following: (i) a certification indicating whether or not the Borrower is aware of any condition, event or act which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or passage of time, or both, under any of the Bond Documents; (ii) a written description of the present use of the Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Project; and (iii) an employment report.

         (b) The Borrower shall furnish or cause to be furnished to the Authority, promptly upon request by the Authority, and to the Trustee, upon receipt thereof by the Borrower: (i) a copy of any letter or report with respect to the management of the Borrower's operations submitted to the Guarantor or the Borrower by their Accountant and a copy of any written response of the Guarantor or the Borrower thereto and (ii) copies of any correspondence to or from the Food and Drug Administration relating to approvals already issued to the Borrower, or for which the Borrower is making application.

         (c) The Borrower will send to the Underwriter, to each Owner of not less than $1,000,000 in aggregate principal amount of Bonds and, upon written request by any Owner, at such Owner's expense, a copy of any information supplied to the Trustee pursuant to this Section 7.12.

         Section 7.13. Cooperation with Trustee. The Borrower covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture. The Borrower further agrees to aid in furnishing to the Authority or the Trustee any documents, financial reports, certificates or opinions that may be required under the Indenture or reasonably requested by the Trustee and to comply in all material respects with the provisions thereof to the extent applicable to the Borrower.

         Section 7.14. Affirmative Action and Prevailing Wage Regulations. To the extent that any of the proceeds of the Loan are used for construction, the Borrower shall comply with the Authority's Affirmative Action and Prevailing Wage Rate Regulations with respect to such construction, and to that end:

         (a) Insert in all construction bid specifications for any construction contract (as such term is defined in the Authority's Affirmative Action and Prevailing Wage Rate Regulations) the following provisions:

                           (i) Construction of this project is subject to the
                  Affirmative Action Regulations of the New Jersey Economic Development Authority which establishes hiring goals for minority and female workers. Any contractor or subcontractor must agree to make a every effort to meet the established goals and to submit certified reports and records required by the Authority. Copies of the Affirmation Action Regulations may be obtained by writing to: Office of Affirmative Action, New Jersey Economic Development Authority, Gateway One, Suite 2403, Newark, New Jersey 07102;

                           (ii) Submission of a bid signifies that the bidder
                  knows the requirements of the Affirmative Action Regulations and signifies the bidder's intention to comply. Construction of this project is subject to N.J.A.C. 19:30-3.1 et seq. Workers employed in construction of this project must be paid at a rate not less than the prevailing wage rate established by the New Jersey Commissioner of Labor;

         (b) Include in all construction contracts those provisions which are set forth in the Addendum to Construction Contract annexed hereto as Exhibit A;

         (c) Obtain from all contractors and submit to the Authority a contractor's certificate in the form annexed hereto as Exhibit B within three
(3) business days of the execution of any construction contract;

         (d) Create an office of Borrower Affirmative Action Officer and maintain in that office until the completion date an individual having responsibility to coordinate compliance by the Borrower with the Authority's Affirmative Action Regulations and to act as liaison with the Authority's Office of Affirmative Action;

         (e) Submit to the Authority on the completion date, a completion certificate in the form annexed hereto as Exhibit C; and

         (f) Furnish to the Authority all other reports and certificates required under the Authority's Affirmative Action and Prevailing Wage Rate Regulations.

         Section 7.15. Costs and Expense. All expenses in connection with the preparation, execution, delivery, recording and filing of this Agreement, the Mortgage, the Note and other collateral documents and in connection with the preparation, issuance and delivery of the Bonds, the Authority's fees, the fees and expenses of Bond Counsel, the fees and expenses of the Authority's counsel, the fees and expenses of the Trustee, the fees and expenses of Trustee's counsel and the fees and expenses of counsel to the initial owners of the Bonds shall be paid directly by the

Borrower. The Borrower shall also pay throughout the term of the Bonds the Trustee's annual fees and expenses under the Indenture, this Agreement and the Mortgage, including, but not limited to, reasonable attorney's fees, fees and expenses incurred by the Authority or the Trustee in enforcing the full and punctual performance by the Borrower of its covenants, agreements and obligations under this Agreement, the Note and the Mortgage, and all costs of issuing, marketing, collecting payment on and redeeming the Bonds thereunder, including any fees and expenses incurred by the Authority under this Agreement or the Indenture and any costs and expenses of any Owner in connection with any approval, consent or waiver under, or modification of, any such document.

         Section 7.16.  Rate Covenant.

         (a) The Borrower agrees that during each fiscal quarter beginning with the fiscal quarter ending December 31, 2000, it will produce a Debt Service Coverage Ratio of at least 1.50 for such fiscal quarter (the "Rate Covenant").

         (b) On or before the end of each fiscal quarter, the Borrower shall submit to the Trustee a report evidencing its compliance or non-compliance with the Rate Covenant for the fiscal quarter in question. The report may be prepared by the Borrower.

         Section 7.17. Operating Budget. At least sixty (60) days prior to the beginning of each of its Fiscal Years, the Borrower shall prepare and file an Operating Budget adopted by the Borrower for the next Fiscal Year with the Trustee. Within 30 days after the end of each Fiscal Year, the Borrower shall provide to the Trustee a report with respect to any monthly expenditure for Operating Expenses that exceeds the amount therefor set forth in the Operating Budget by more than 10%.

         Section 7.18. Operating Expense Reserve Fund; Capital and Maintenance Fund.

         (a) The Borrower may request withdrawals from the Operating Expense Reserve Fund to pay Operating Expenses, Debt Service Requirements on the Bonds (but only after exhausting all amounts in the Debt Service Reserve Fund and the Capital and Maintenance Fund), the non-capitalizable costs of maintenance of or repairs to the Project or its rebate obligations, all as provided in the Indenture. The Borrower shall cause any monies received from such withdrawals to be used as soon as practicable.

         (b) The Borrower may request a withdrawal from the Capital and Maintenance Fund pursuant to the provisions of the Indenture to be used to finance capital repairs to or extraordinary maintenance expenses of the Project (but not new capital projects) if other moneys of the Borrower are insufficient therefor. In addition, the Borrower may request a withdrawal from the Capital and Maintenance Fund pursuant to the provisions of the Indenture for Debt Service Requirements on the Bonds (but only after exhausting all amounts in the Debt Service Reserve Fund) and its rebate obligations. The Borrower shall cause any monies received from such withdrawal to be applied as soon as practicable.

         Section 7.19. Liquidity Covenant.

         (a) The Borrower agrees to maintain at a minimum unrestricted cash or unrestricted marketable securities which, as of the end of each fiscal quarter:
(i) for the fiscal quarters ending March 31, 2000 through March 31, 2004, is not less than 30 Days-Cash-On-Hand; and (ii) for each fiscal quarter thereafter, is not less than 60 Days-Cash-On-Hand (collectively, the "Liquidity Covenant").

         (b) On or before the end of each fiscal quarter, the Borrower shall submit to the Trustee a report evidencing its compliance or non-compliance with the Liquidity Covenant for such fiscal quarter. The report may be prepared by the Borrower, but shall be reviewed by an Accountant.

         Section 7.20. Trade Payables Covenant. As of the end of each fiscal quarter, beginning with the fiscal quarter ending December 31, 1999, the Borrower shall maintain no more than 20% of trade accounts payable in excess of 120 days (the "Trade Payables Covenant").

         Section 7.21. Additional Indebtedness. So long as there shall not have occurred and be continuing any Event of Default hereunder, the Borrower may, from time to time, incur other indebtedness which may be on a parity with the Bonds, and which may be secured by a lien on, or security interest in, on the Project , which is subordinate, or which is equal and ratable (but no senior or superior), to the lien on or security interest in the Project held by or for the benefit of the Trustee, but only upon the following terms and conditions:

         (a) to finance (i) the costs of enlarging, improving, modifying, altering or replacing the Project or any Equipment therein, (ii) refunding any Outstanding bonds; or (iii) any combination of the foregoing; and (iv) paying the costs and expenses incurred in connection with such indebtedness;

         (b) the Borrower first files with the Trustee (i) a certificate of an independent public accountant to the effect that the Debt Service Coverage Ratio for each of the two full most recent Fiscal Years of the Borrower was not less than 1.40 and that based upon a financial feasibility study prepared by such independent public accountant, the forecasted Debt Service Coverage Ratio for each of the two full Fiscal Years of the Borrower next following the incurrence of such indebtedness will not be less than 1.40 and setting forth in detail all calculations relevant to the computation of such Debt Service Coverage Ratios and (ii) an opinion of Bond Counsel that the incurrence of such indebtedness will not impair (A) the exclusion of interest on the Series 1999A Bonds or any other tax-exempt series of Bonds issued under the Indenture from the gross income of the recipients thereof for federal income tax purposes or (B) the status of the Project as an authorized "project" under the Act.

         Notwithstanding the foregoing, the Borrower shall have the right to incur debt for the purpose of refinancing any debt of the Borrower existing as of the date hereof without having to satisfy the requirements set forth in this
Section 7.21, so long as such indebtedness does not exceed 85% of the Borrower's accounts receivable, inventory (as such terms are defined in the New Jersey Uniform Commercial Code), and the appraised value of property, plant and equipment.

         Section 7.22. Financial Statements. The Borrower shall provide the Authority (upon request) and the Trustee with copies of the following items (each of which must show budgeted and actual results for the relevant period, the year-to-date and the corresponding period and year-to-date for the immediately preceding Fiscal Year):

         (a) Within thirty (30) days after the end of each month, unaudited monthly statements of the Borrower's operations, its balance sheet and statement of cash flows.

         (b) Within forty-five (45) days after the end of each calendar quarter (including the fourth such quarter), unaudited quarterly statements of the Borrower's operations, its balance sheet, a calculation of compliance with the Financial Covenants and a statement of cash flows.

         (c) Within one hundred twenty (120) days after the end of each Fiscal Year, audited financial statements of the Guarantor prepared in accordance with Generally Accepted Accounting Principles and an Accountant's report thereon, including a calculation of the Borrower's compliance with the Financial Covenants.

         (d) The Borrower will send to the Underwriter, to each Owner of not less than $1,000,000 in aggregate principal amount of Bonds and, upon written request by any Owner, at such Owner's expense, a copy of any information supplied to the Trustee pursuant to this Section 7.22.

         Section 7.23. Year 2000 Compliance. All software or computer programs used by the Borrower in the operations of its business and material to its operations after calendar year 1999 is designed to be used prior to, during and after the calendar year 2000, and such software or computer programs will operate during each time period without material error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century. Without limiting the generality of the foregoing, (i) all such software or computer programs will not abnormally end or provide invalid or incorrect results as a result of date data and (ii) all such software and computer programs have been designed to ensure year 2000 compatibility, including date data, century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

         Section 7.24. Continuing Disclosure. The Borrower hereby covenants and agrees that it will comply with and carry out all of the provisions of the Continuing Disclosure Agreement among the Guarantor, the Borrower and the Trustee, as the dissemination agent, dated as of June 1, 1999 as the same may be amended or supplemented from time to time in connection with the Bonds (the "Continuing Disclosure Agreement"). The Trustee may (and, at the request of any Participating Underwriter or Owners of at least 25% aggregate principal amount in Outstanding Bonds, shall) or any Owner or Beneficial Owner of Bonds may take such actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Borrower to comply with its obligations under this Section 7.24. For purposes of this Section 7.24, (a) "Beneficial Owner" means any person which (i) has the power, directly or indirectly, to vote or consent with respect to, or to dispose of ownership of, any Bonds (including persons holding Bonds through nominees, depositories or other intermediaries), or (ii) is treated as the owner of any Bonds for federal income tax purposes and (b) "Participating Underwriter" shall have the meaning set forth for such term in Rule 15(c)2-12 of the Securities and Exchange Commission.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         Section 8.01. Events of Default. Each of the following events shall constitute an "Event of Default" under this Agreement:

         (a) if the Borrower fails to make any payment required under this Agreement within ten days of the date when due; or

         (b) if the Project or any part thereof necessary for efficient operation is destroyed, damaged or rendered unusable to such extent that the same cannot yield sufficient revenues to make payments required under this Agreement, and the damage is not promptly repaired in accordance with the provisions hereof for any reason whatsoever; or

         (c) if the Borrower fails to perform any of its other covenants or conditions or fails to perform any of its obligations hereunder and such failure continues for thirty (30) days after the Authority or the Trustee gives the Borrower notice thereof; provided, however, that failure to comply with Section
7.24 hereof shall not constitute an Event of Default hereunder; or

         (d) if the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of the Borrower or of the property of the Borrower, or (ii) admit in writing its inability to pay the debts of the Borrower generally as they become due; or (iii) make a general assignment for the benefit of creditors; or (iv) be adjudicated a bankrupt or declared insolvent; or (v) commence a voluntary case under the United States Bankruptcy Code or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against the Borrower in any bankruptcy, reorganization or insolvency proceeding, or corporate action of the Borrower shall be taken for the purpose of effecting any of the foregoing; or (vi) if without the application, approval or consent of the Borrower, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Borrower an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a liquidator or custodian of the Borrower or of all or any substantial part of the assets of the Borrower, or other like relief in respect thereof under any bankruptcy or insolvency law, and if such proceeding is being contested by the Borrower in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment of (B) not have been vacated, dismissed and discharged subject to no further appeal within sixty (60) days from the date of entry thereof; or

         (e) the occurrence of any event of default under the Indenture or the Mortgage, subject to any periods for cure or provisions for annulment; or

         (f) if any representation or warranty by or on behalf of the Borrower made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall prove to be false or misleading in any material respect when made; or

         (g) If the Borrower defaults (and such default continues beyond any applicable cure period) under any of the documents evidencing or securing any of its other substantial obligations.

         Section 8.02. Acceleration. Upon the occurrence of any Event of Default hereunder, the Trustee shall, but only upon demand therefor by the Majority Owners, declare the principal of the then Outstanding Bonds and all accrued interest immediately due and payable. Upon such declaration by the Trustee, the Authority shall have the right to terminate this Agreement and, upon such termination, there shall become immediately due and payable hereunder as then current damages of the Authority under this Agreement, an amount equal to all amounts due and owing as loan payments hereunder. Until such amount is paid by the Borrower, at the time or times and in the manner required to permit the Authority to meet its obligations under the Indenture, the Authority shall continue to have all of the rights, powers and remedies herein (notwithstanding the termination hereof), and, for such time as may be necessary to enable the Authority to satisfy in full its obligations under the Indenture, the term of this Agreement shall, at the election of the Authority, be extended at the will of the Authority, and the Borrower's obligations hereunder shall continue in full force and effect.

         Section 8.03.  Payment of Loan Payments on Default; Suit Therefor.

         (a) The Borrower covenants that, if default shall be made in the payment of any sum payable by the Borrower under this Agreement as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, then, upon demand of the Authority or its assignee, the Borrower will pay to the Authority or its assignee the whole amount of the loan payments that then shall have become due and payable hereunder and to the extent such loan payments represent payments due on the Bonds, such payments shall be applied to the payment of the Bonds in accordance with the terms of the Indenture; and, in addition thereto, such further amount as shall be sufficient to pay the costs and expenses of collection, including reasonable compensation based upon actual time expended by the Authority and its assignee and their respective agents, attorneys and counsel, and any expenses or liabilities incurred by the Authority or its assignee (other than through the Authority's or its assignee's own gross negligence or bad faith). In case the Borrower shall fail forthwith to pay such amounts upon such demand, the Authority or its assignee shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Borrower and collect in the manner provided by law out of the property of the Borrower the money adjudged or decreed to be payable.

         (b) In case there shall be pending proceedings in bankruptcy or for the reorganization of the Borrower under the Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Borrower, or in the case of any other similar judicial proceedings relative to the Borrower, the Authority or its assignee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the loan payments, and any other amounts due and owing hereunder by Borrower, including interest owing and unpaid in respect thereof, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Authority or its assignee allowed, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Authority or its assignee, and to pay to the Authority or its assignee any amount due it for compensation based upon actual time expended and expenses, including counsel fees incurred by it up to the date of such distribution.

         Section 8.04. Other Remedies. Whenever the Borrower is in default hereunder, the Authority or its assignee shall be entitled to any one or more of the following remedies:

         (a) The Authority or its assignee shall be entitled to all the remedies under the New Jersey Uniform Commercial Code as secured party in respect of the property subject to the security interests created hereunder, including without limitation the right to take possession of such property and sell the same at private or public sale, the proceeds of such sale to be applied as provided in subsection (b) of this Section 8.04;

         (b) Any money received by the Authority under this Section 8.04 shall be paid to its assignee and applied pursuant to the provisions of Section 7.10 of the Indenture; or

         (c) The Authority or its assignee may, without posting bond or other security, pursue whatever remedies may be available at law or in equity as may appear necessary or desirable to collect any other amounts payable by the Borrower hereunder, or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Agreement, it being acknowledged and agreed by Borrower that any such breach or threatened breach will cause immediate and irreparable injury to the Authority and its assigns and that money damages will not provide an adequate remedy therefor.

         No action taken pursuant to this Section 8.04 shall relieve the Borrower of the Borrower's obligations pursuant to Section 3.01, 3.03, 3.05 and
8.03 hereof, all of which shall survive any such action.

         Section 8.05. Waiver. The Borrower hereby waives and relinquishes the benefits of any present or future law exempting the Project from attachment, levy or sale on execution, or any part of the proceeds arising from the sale thereof, and all benefit of stay of execution or other process.

         Section 8.06. Cumulative Rights. No remedy conferred upon or reserved to the Authority or its assignee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver by the Authority or its assignee of any breach by the Borrower of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach, and no delay or omission to exercise any right or power shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         Section 8.07. No Exercise of Remedies Without Consent of Majority Owners. Notwithstanding anything to the contrary contained in this Agreement, neither the Authority nor any assignee of the Authority under this Agreement shall exercise or pursue remedies or declare an Event of Default or cause an acceleration of the obligations contained in this Agreement without the prior written consent of the Majority Owners as long as no voluntary or involuntary case has been commenced by the filing of a petition under the Bankruptcy Code or any other law relating to insolvency, bankruptcy, reorganization, winding-up or composition or adjustment of debts by or against the Borrower; provided, however, that the Authority shall not be required to obtain the consent of the Majority Owners to enforce the public purpose covenants of the Borrower set forth in this Agreement or to effect a mandatory redemption of the Bonds pursuant to Section 4.01(c)(i) of the Indenture.

         Section 8.08. Determination of Taxability Not a Default. Notwithstanding anything to the contrary contained in this Agreement, in the event of a breach or inaccuracy of any applicable statutory or regulatory requirement or of a covenant or representation of the Borrower relating to the exclusion from gross income of interest on the Series 1999A Bonds for purposes of federal income taxation, such breach or inaccuracy shall not be considered an Event of Default hereunder so long as the Borrower performs all of its obligations arising out of the breach or inaccuracy including, without limitation, the payment of all amounts due under Sections 3.01 and 3.05 hereof if such breach or inaccuracy results in a Determination of Taxability with respect to the Series 1999A Bonds.

                                   ARTICLE IX

                         OPTIONS TO TERMINATE AGREEMENT

         Section 9.01. Option to Terminate Upon Defeasance. The Borrower shall have, and is hereby granted, the option to terminate its obligations under this Agreement prior to full payment of the Bonds by providing for the payment of all of the Outstanding Bonds in accordance with Article X of the Indenture.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01. Approval of Indenture. The Borrower acknowledges that it has received an executed copy of the Indenture and that it is familiar with its provisions, and agrees that it will take all such actions as are required or contemplated under the Indenture to preserve and protect the rights of the Trustee thereunder and that it will not take any action which would cause an "Event of Default" thereunder. It is agreed by the Borrower and the Authority that any redemption of the Bonds prior to maturity shall be effected as provided in the Indenture.

         Section 10.02. Taxes - Rights of Authority to Pay. If the Borrower, at any time, fails to pay any taxes or other impositions payable by it in accordance with Section 3.04 hereof, or shall fail, within the time provided for in Article VIII hereof after the notice therein specified of any Event of Default, as therein defined, has been given thereunder, to make any other payment or perform any other act on its part to be made or performed, then the Authority may, but shall not be obligated so to do, and without further notice to or demand upon the Borrower and without waiving or releasing the Borrower from any of its obligations under this Agreement, (a) pay any taxes or other impositions payable by the Borrower in accordance with Section 3.04 hereof, or
(b) make any other payment or perform any other act on the Borrower's part to be made or performed as provided in this Agreement. All sums so paid by the Authority and all necessary incidental costs and expenses in connection with the performance of any such act by the Authority shall, together with interest thereon at the tax-exempt rate, be payable to the Authority, within five (5) days of demand, or, at the option of the Authority, may be added to any installment of the loan payments then due or thereafter becoming due under this Agreement, and the Borrower covenants to pay any such sums.

         Section 10.03. Illegal Provisions Disregarded. If any term or provision hereof or the application thereof for any reason or circumstance shall to any extent be held to be invalid or unenforceable, this Agreement shall be invalid or unenforceable only to the extent of such invalidity or unenforceability and such invalidity or unenforceability shall not invalidate the balance of such provision or the remaining terms or provisions of this Agreement or the application of such terms or provisions to persons other than those as to which it has been held invalid or unenforceable; each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law, and shall be liberally construed in favor of the Authority or its assignee in order to effect the intent of this instrument.

         Section 10.04. Limitation of Liability of the Authority. THE STATE IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THE BONDS. THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BONDS DO NOT NOW AND SHALL NEVER

CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

         Section 10.05. No Recourse as to the Authority. No recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Authority or any member, officer, employee or agent, past, present or future, of the Authority or of any successor of the Authority under this Agreement, any other agreement, any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, it expressly being agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Authority to the extent specifically limited in the Act and that no personal liability whatsoever shall attach to or shall be incurred by the Authority or such members, officers, employees or agents, past, present or future, of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the Bonds or implied therefrom.

         Section 10.06. Reference to Statute or Regulation. A reference herein to a statute or to a regulation issued by a governmental agency includes the statute or regulation in force as of the date hereof, together with all amendments and supplements thereto and any statute or regulation substituted for such statute or regulation, unless the specific language or the context of the reference herein clearly includes only the statute or regulation in force as of the date hereof.

         A reference herein to a governmental agency, department, board, commission or other public body or to a public officer includes an entity or officer which or who succeeds to substantially the same functions as those performed by such public body or officer as of the date hereof, unless the specific language or the context of the reference herein clearly includes only such public body or public officer as of the date hereof.

         Section 10.07. Notices. All notices required or authorized to be given by the Borrower, the Authority or the Trustee under the Indenture or pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the following addresses:

                  If to the Authority,

                  If sent by U. S. Mail, to:

                  New Jersey Economic Development Authority
                  P. O. Box 990
                  Trenton, NJ 08625-0990
                  Attention:  Managing Director of Investment Banking

                  If sent by overnight courier service, to:

                  New Jersey Economic Development Authority
                  36 W. State Street
                  Trenton, NJ 08625-0990
                  Attention:  Managing Director of Investment Banking

                  If to the Borrower, to:

                  Able Laboratories, Inc.
                  6 Hollywood Court
                  South Plainfield, NJ  07080
                  Attention:  Director of Finance

                  If to the Trustee, to:

                  U.S. Bank Trust National Association
                  101 North First Avenue, Suite 2000
                  Phoenix, AZ 85003
                  Attention: Corporate Trust Services

                  If to the Underwriter, to:

                  Schneider Securities, Inc.
                  125 Half Mile Road
                  Red Bank, NJ  07701
                  Attention:  Rick Milham

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above. Each of the above agrees that it shall send a duplicate copy or executed copy of all certificates, notices, correspondence or other data and materials required to be sent to one of the above to all other parties.

         Section 10.08. Applicable Law. This Agreement shall be deemed to be a contract made in the State and governed by the laws of the State.

         Section 10.09. Amendments. This Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of any of the Bonds, consented to by the Trustee, pursuant to
Section 6.07 of the Indenture.

         Section 10.10. Term of Agreement. This Agreement and the respective obligations of the parties hereto shall be in full force and effect from the date hereof until all principal of and interest on the Bonds shall have been paid or provision for such payment shall have been made pursuant to the terms and provisions of the Indenture.

         Section 10.11. Amounts Remaining in Debt Service Fund. It is agreed by the parties hereto that any amounts remaining in the Debt Service Fund established under the Indenture upon expiration or sooner termination of this Agreement after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and of the fees, charges and expenses of the Trustee and the Authority in accordance with the Indenture, shall belong to and be paid to the Borrower by the Trustee.

         Section 10.12. Survival of Covenants, Conditions and Representations. All covenants, conditions and representations of the Borrower contained herein that, by nature, implied or expressly involve performance in any particular manner after the termination of this Agreement or that cannot be ascertained to have been performed until after termination of this Agreement, shall survive said termination. Without intending to limit the generality of the foregoing, the Borrower's covenant to indemnify the Authority and the Trustee, as set forth in Section 3.10 hereof, shall survive any termination of this Agreement.

         Section 10.13. Headings. The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

         Section 10.14. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and such counterparts shall constitute but one and the same instrument.

         Section 10.15. Consent. Whenever the consent of the Authority is given pursuant to the terms of this Agreement, such consent shall create no liability or responsibility upon the Authority, and whenever required, shall not be unreasonably withheld, conditioned or delayed.

         Section 10.16. Filing of Other Documents. The parties hereto shall execute, at the request of the Borrower, and the Borrower shall file such other documents necessary to perfect all security interests created pursuant to the terms of this Agreement, the Mortgage and the Indenture, and the Authority shall have no responsibilities for such filings whatsoever, other than executing the documents requested by the Borrower.

         IN WITNESS WHEREOF, the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY has caused this Agreement to be executed in its name and on its behalf by its Executive Director and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary, and ABLE LABORATORIES, INC. has caused this Agreement to be executed in its name and on its behalf by an authorized officer and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary as of the day and year first above written.

                                                NEW JERSEY ECONOMIC
                                                  DEVELOPMENT AUTHORITY


                                                By:__________________________
                                                    Caren S. Franzini
                                                    Executive Director


(SEAL)                                          Attest:_______________________
                                                        Frank T. Mancini, Jr.
                                                        Assistant Secretary


                                                ABLE LABORATORIES, INC.


                                                By:__________________________



(SEAL)                                          Attest:_______________________
                                                       [Assistant] Secretary

                                    Exhibit A

                        Addendum to Construction Contract

                                    Exhibit B

                     Contractor's Certificate and Agreement

                                    Exhibit C

                       Contractor's Completion Certificate
















                                      C-1